UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2010
Cardtronics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33864	76-0681190

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 308-4000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On March 30, 2010, Cardtronics, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Piper Jaffray & Co. and UBS Securities LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”) and the stockholders of the Company identified as Selling Stockholders in Schedule C thereto (the “Selling Stockholders”), pursuant to which the Selling Stockholders agreed to sell 7,000,000 shares of common stock, par value $0.0001 per share, of the Company (the “Shares”), upsized from the base offering of 6,000,000 shares of common stock. Pursuant to the Underwriting Agreement, the Selling Stockholders have granted the Underwriters a 30-day option to purchase up to an aggregate of 1,050,000 additional shares from the Selling Stockholders, at the public offering price of $12.00, less the underwriting discount. The Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-164395) of the Company, as supplemented by the Prospectus Supplement dated March 30, 2010 relating to the Shares, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on March 31, 2010. Issuance and delivery of the Shares is expected to occur on April 6, 2010, subject to customary closing conditions. A legal opinion relating to the Shares is included as Exhibit 5.1 hereto.
     The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
     The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 1.1 hereto.
Item 7.01. Regulation FD Disclosure.
     On March 30, 2010, the Company issued a press release announcing that it had priced the offering of 7,000,000 shares of common stock to be sold by certain of its stockholders. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit
Number	Description of the Exhibit
1.1(a)	Underwriting Agreement, dated March 30, 2010, by and among the Company, the Underwriters and the Selling Stockholders.

5.1(a)	Opinion of Vinson & Elkins L.L.P. regarding legality of the Shares.

99.1(b)	Press release, dated March 30, 2010, announcing the pricing of upsized offering of the Shares.

(a)	Filed herewith.

(b)	Furnished herewith.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTRONICS, INC.
By:	/s/ J. Chris Brewster
J. Chris Brewster,
Chief Financial Officer

Dated: March 31, 2010

CARDTRONICS, INC.
EXHIBIT INDEX

Exhibit
Number	Description of the Exhibit
1.1(a)	Underwriting Agreement, dated March 30, 2010, by and among the Company, the Underwriters and the Selling Stockholders.

5.1(a)	Opinion of Vinson & Elkins L.L.P.

99.1(b)	Press release, dated March 30, 2010, announcing the pricing of upsized offering of the Shares.

(a)	Filed herewith.

(b)	Furnished herewith.